Exhibit 99.2

Cygnus Expansion: 2009 - 2010



2009 Cygnus Field
3
4
2
1
5a
5b&c

Appraisal well 44/11a-4 drilled in Q1

- Field boundary extended to the north and west
- Common field-wide gas water contact established
- 44/11a-4 is 54 feet high to prognosis
- High quality fluvial facies encountered in Leman sandstone

Appraisal well 44/12a-5 in Panel 5c spud in April 2010



2010 Cygnus Field, post Panel 4 appraisal
7a
7b
8a
6
44/12a-4
3
8b
44/11-4
4
2a
44/12a-3
2b
44/12-2
44/12-1
1
5a
44/11-2
5b
5c

Appraised areas in red

Source: Endeavour International